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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2004

                                GB HOLDINGS, INC.

             (Exact name of Registrant as specified in its Charter)

       Delaware                        33-69716                   75-2502293
--------------------------------------------------------------------------------
 (State or other juris-              (Commission                (IRS Employer
diction of incorporation)            File Number)               Identification
                                                                    Number)

                            c/o Sands Hotel and Casino
                   Indiana Avenue and Brighton Park, 9th Floor
                         Atlantic City, New Jersey 08401
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number including area code: (609) 441-4517

                                ----------------
                                 Not Applicable
                                ----------------

         (Former name and former address, as changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On July 22, 2004, Atlantic Coast Entertainment Holdings, Inc. ("Atlantic Holdings"), a subsidiary of Greate Bay Hotel and Casino, Inc. which is a subsidiary of GB Holdings, Inc. (Amex: GBH) (the "Company") and which owns and operates The Sands Hotel and Casino in Atlantic City, announced that, today, at 12:01 a.m., New York City time, its Consent Solicitation and Offer to Exchange, in which it offered to exchange its 3% Notes due 2008 for the 11% Notes due 2005, issued by GB Property Funding Corp., expired and $66,169,970 principal amount of the 11% Notes, representing 60.2% of the outstanding 11% Notes, were tendered to Atlantic Holdings for exchange. Upon the expiration of the Consent Solicitation and Offer to Exchange, the Company consummated a series of transactions which resulted in the transfer of the assets of The Sands Hotel and Casino to Atlantic Holdings' subsidiary ACE Gaming, LLC, and the mergers of the Company, GB Property Funding Corp. and Greate Bay Hotel and Casino, Inc. with the Company as the surviving corporation.

Also, the Company fixed July 23, 2004 as the payment date for the distribution (the "Distribution"), on a pro rata basis, to the stockholders of record of the Company on July 22, 2004 (the "Record Date"), of 10,000,000 warrants, which under certain conditions will allow the holders to purchase an aggregate of 2,750,000 shares of common stock of Atlantic Holdings, at a purchase price of $.01 per share, representing 27.5% of the outstanding common stock of Atlantic Holdings, on a fully diluted basis, which is equivalent to a dividend of 1 warrant to purchase .275 shares of common stock of Atlantic Holdings for every 1 share of common stock of the Company.

The full text of the press release issued by the Company on July 22, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibit    Description

99.1       Press Release, dated July 22, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GB HOLDINGS, INC.

Dated:  July 22, 2004           By: /s/ Douglas S. Niethold
                                Name:   Douglas S. Niethold
                                Title: Vice President Finance, Chief Financial
                                       Officer and Principal Accounting Officer